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                           UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

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                             FORM 8-K

                          CURRENT REPORT

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 PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 26, 1999

                       MIPS Technologies, Inc.
       (Exact Name of Registrant as specified in its Charter)

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              Delaware                       77-0322161
    (State or Other Jurisdiction          (I.R.S. Employer
         of Incorporation or             Identification No.)
            Organization)

                            000-24487
                       (Commission File No.)


                       1225 Charleston Road
                      Mountain View, CA 94043
     (Address of Principal Executive Offices, Including Zip Code)


                          (650) 567-5000
        (Registrant's Telephone Number, Including Area Code)


                                 None
     (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

    In connection with the filing of a Registration Statement on Form S-1, the Registrant filed this Current Report on Form 8-K in order to update certain disclosures contained in its Quarterly Report on Form 10-Q for the quarter ended December 31, 1998 under the caption "Factors that May Affect our Business." Refer to Exhibit 99.1.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable

(b)  Not applicable

(c)  Not applicable


               INDEX TO EXHIBITS

Exhibit      Decription
-------      ----------
 99.1        Press release of the
             Registrant dated
             February 26, 1999


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MIPS TECHNOLOGIES, INC.



Date:  February 26, 1998                By: /s/ Kevin C. Eichler
                                            ------------------------------
                                            Name:  Kevin C. Eichler
                                            Title: Vice President, Chief
                                                   Financial Officer and
                                                   Treasurer